UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2020

Federal Home Loan Bank of Topeka

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 SW Wanamaker Road, Topeka, Kansas		66606

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		785.233.0507

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2020, the Federal Home Loan Bank of Topeka (FHLBank) announced the election of Milroy A. Alexander, Lynn Jenkins Katzfey, L. Kent Needham, and Thomas H. Olson, Jr. The election of these directors was reported under Item 5.02 of FHLBank’s Current Report on Form 8-K dated November 24, 2020. At the time of such report, the committees of FHLBank’s Board of Directors to which Ms. Jenkins Katzfey and Messrs. Alexander, Needham, and Olson would be named had not been determined.

This Form 8-K/A reports that on December 22, 2020, the chair of FHLBank’s Board of Directors for 2021 approved the following committee appointments for 2021:

Audit
Mark W. Schifferdecker, Chair

Donald R. Abernathy, Jr.

Milroy A. Alexander

Holly Johnson

L. Kent Needham

Jeffrey R. Noordhoek

Thomas H. Olson, Jr.

Compensation, Human Resources and Inclusion
Richard S. Masinton, Chair

Milroy A. Alexander

Robert E. Caldwell, II

G. Bridger Cox

Holly Johnson

Thomas H. Olson, Jr., Chair Designate

Mark W. Schifferdecker

Douglas E. Tippens

Housing & Governance
Milroy A. Alexander, Chair

Lynn Jenkins Katzfey

Jane C. Knight

Barry J. Lockard

Craig A. Meader

Thomas H. Olson, Jr.

Douglas E. Tippens

Gregg L. Vandaveer

Operations
Mark J. O’Connor, Chair

Lynn Jenkins Katzfey

Barry J. Lockard

Craig A. Meader

L. Kent Needham

Jeffrey R. Noordhoek

Douglas E. Tippens

Gregg L. Vandaveer

Risk Oversight
L. Kent Needham, Chair

Donald R. Abernathy, Jr.

Robert E. Caldwell, II

Jane C. Knight

Richard S. Masinton

Mark J. O’Connor

Mark W. Schifferdecker

Executive
G. Bridger Cox, Chair

Robert E. Caldwell, II, Vice Chair

Milroy A. Alexander

Richard S. Masinton

L. Kent Needham

Mark J. O’Connor

Mark W. Schifferdecker

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

Dec. 23, 2020	By:	/s/ Carl M. Koupal, III

Name: Carl M. Koupal, III
Title: FVP, Associate General Counsel, Director of Legal Services and Compliance, Corporate Secretary